MUNIYIELD
NEW YORK
INSURED
FUND II, INC.

[FUND LOGO]
STRATEGIC
           Performance

Annual Report
October 31, 1997

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                       #16350 -- 10/97

[RECYCLE LOGO] Printed on post-consumer recycled paper.



MuniYield New York Insured Fund II, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield New York Insured Fund II, Inc. earned $0.841 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 5.54%, based on a month-end per share net asset value of $15.18. Over the same period, the total investment return on the Fund's Common Stock was +10.95%, based on a change in per share net asset value from $14.53 to $15.18, and assuming reinvestment of $0.838 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +9.18%, based on a change in per share net asset value from $14.32 to $15.18, and assuming reinvestment of $0.430 per share income dividends.

The average yields for the Fund's Auction Market Preferred Stock for the six-month period ended October 31, 1997 were as follows: Series A, 3.52%; Series B, 3.37%; and Series C, 3.22%.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
During the 12 months ended October 31, 1997, we managed the Fund with the intention of seeking to sustain a generous level of tax-exempt income in addition to providing an attractive total return. We began the 12-month period optimistic that interest rates would decline in response to the historically attractive 6.75% yield on the US Treasury bond and the correspondingly high yields on municipal bonds. This optimism on interest rates proved correct as interest rates declined about 60 basis points from October 1996 to October 1997. While the overall trend in interest rates was down for the year, market volatility created a narrow trading range in which the Fund was invested.

Between October 1996 and December 1996, interest rates declined about 35 basis points in response to the belief that inflation was not a threat. At that time the Fund's aggressive posture, which we adopted when interest rates were higher, was scaled back to a more defensive posture because of our belief that interest rates had declined too rapidly relative to the prevailing economic conditions. This strategy proved correct as interest rates increased about 80 basis points from December 1996 to April 1997 on investors' belief that the economy was expanding at an excessive pace that would cause inflation and ultimately lead to an FRB tightening. At this point, with interest rates at 7.15% for long-term US Treasury bonds, we once again adopted a more aggressive posture because of the excessive backup in municipal yields and our belief that the FRB would not tighten monetary policy since inflation did not appear to be a threat. This strategy benefited Fund performance as interest rates ultimately declined about 100 basis points from April 1997 to the end of October 1997. This interest rate decline was the result of various circumstances, such as low inflation and the volatility created by the Asian stock market and currency crisis. As a result of our strategy, the Fund had a total return above the industry average of similar New York insured municipal bond funds.

Given our opinion that interest rates are not in danger of rising substantially -- and that they probably will trade in a narrow range -
- we expect to concentrate on seeking to enhance tax-exempt income for our shareholders while trying to limit any net asset value volatility.

In Conclusion
We appreciate your ongoing interest in MuniYield New York Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERTO ROFFO
Roberto Roffo
Vice President and Portfolio Manager

December 4, 1997




PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield New York Insured Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on November 20, 1997.
The description of each proposal and number of shares voted are as follows:

                                                                              Shares         Shares Voted       Shares Voted
                                                                             Voted For          Against            Abstain
1. To consider and act upon a proposal to approve the
   Agreement and Plan of Reorganization between the
   Fund and Taurus MuniNew York Holdings, Inc.                             10,679,735            457,652             787,479


                                                                                       Shares           Shares Withheld
                                                                                      Voted For           From Voting
2. To consider and act upon a proposal to elect the
   following persons as Directors of the Fund:          James H. Bodurtha             19,811,990             693,116
                                                        Herbert I. London             19,765,607             739,499
                                                        Robert R. Martin              19,758,328             746,778
                                                        Arthur Zeikel                 19,812,772             692,334


                                                                              Shares         Shares Voted       Shares Voted
                                                                             Voted For          Against            Abstain
3. To consider and act upon a proposal to ratify the
   selection of Ernst & Young llp as the independent
   auditors of the Fund to serve for the current fiscal
   year.                                                                   19,865,273           129,758             510,075

During the six-month period ended October 31, 1997, MuniYield New York Insured Fund II, Inc. Preferred Stock shareholders
(Series A, Series B and Series C) voted on the following proposals. The proposals were approved at a shareholders' meeting on November 20, 1997. The description of each proposal and number of shares voted are as follows:


                                                                              Shares         Shares Voted       Shares Voted
                                                                             Voted For          Against            Abstain
1. To consider and act upon a proposal to approve the
   Agreement and Plan of Reorganization between
   the Fund and Taurus MuniNew York Holdings, Inc.          Series A           2,715               71                 14
   as follows:                                              Series B           1,817                3                 28
                                                            Series C             830               43                107


                                                                                       Shares          Shares Withheld
                                                                                      Voted For           From Voting
2. To consider and act upon a proposal to elect the
   following persons as Directors of the Fund: James
   H. Bodurtha, Herbert I. London, Robert R. Martin,
   Joseph L. May, Andre F. Perold and Arthur Zeikel         Series A                     2,029                20
   as follows:                                              Series B                     1,339                 1
                                                            Series C                       632                10


                                                                              Shares         Shares Voted       Shares Voted
                                                                             Voted For          Against            Abstain
3. To consider and act upon a proposal to ratify the
   selection of Ernst & Young llp as the independent
   auditors of the Fund to serve for the current fiscal
   year as follows:                                         Series A          2,044                0                  5
                                                            Series B          1,339                1                  0
                                                            Series C            640                0                  2




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New York Insured Fund II, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




MuniYield New York Insured Fund II, Inc.                                                                         October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)



S&P       Moody's   Face                                                                                                  Value
Ratings   Ratings   Amount                                     Issue                                                    (Note 1a)

New York -- 102.0%

AAA       Aaa        $4,095     Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                                Series RI-97-7, 7.92% due 12/15/2023 (f)(h)                                                $4,576
                                Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds:
AAA       Aaa         2,650     RITR, Series 20, 8.52% due 7/01/2017 (c)(h)                                                 3,207
AAA       Aaa         8,650     Refunding, Series B, 6.25% due 7/01/2002 (c)(g)                                             9,532
AAA       Aaa         2,070     Series A, 6.375% due 7/01/2004 (c)(g)                                                       2,335
AAA       Aaa         3,025     Series B, 5.125% due 7/01/2024 (d)                                                          2,954
AAA       Aaa        10,100     Series E, 5% due 7/01/2021 (d)                                                              9,720
AAA       Aaa        25,735     Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Series A, 5.25%
                                due 4/01/2026 (c)                                                                          25,323
                                Metropolitan Transportation Authority, New York, Transportation Facilities Revenue Bonds:
AAA       Aaa         2,400     Series A, 6.10% due 7/01/2021 (f)                                                           2,573
AAA       Aaa         5,650     Series J, 6.375% due 7/01/2002 (b)(g)                                                       6,256
AAA       Aaa         5,000     Series J, 6.50% due 7/01/2002 (b)(g)                                                        5,562
AAA       Aaa         5,000     Series O, 6.375% due 7/01/2004 (c)(g)                                                       5,640
AAA       Aaa         1,005     Mount Sinai, New York, Union Free School District, Refunding, GO, UT, 6.20% due
                                2/15/2019 (d)                                                                               1,138
A1+       NR*         2,300     Municipal Assistance Corporation, New York City, New York, VRDN, Sub-Series K-1, 3.65%
                                due 7/01/2008 (a)                                                                           2,300
                                Nassau County, New York, GO, UT, Series P (b)(g):
AAA       Aaa         3,250     6.50% due 11/01/2004                                                                        3,742
AAA       Aaa         3,685     6.50% due 11/01/2004                                                                        4,243
NR*       Aaa         4,035     Nassau County, New York, General Improvement Bonds, Series X, UT, 5.10% due
                                11/01/2015 (d)                                                                              3,979
BBB+      Baa1       10,000     New York City, New York, GO, Refunding Bonds, Series D, 5.25% due 8/01/2021                 9,467
                                New York City, New York, GO, UT, Series B:
BBB+      Baa1        5,000     (Fiscal 92), 7.50% due 2/01/2006                                                            5,613
AAA       Aaa         2,000     (Fiscal 92), 7% due 2/01/2017 (d)                                                           2,217
AAA       Aaa         2,000     (Fiscal 92), 7% due 2/01/2018 (d)                                                           2,217
A1+       VMIG1+        500     VRDN, Sub-Series B-4, 3.75% due 8/15/2023 (a)(c)                                              500
A1+       Aa2        12,200     New York City, New York, Health and Hospital Corporation, Health System Revenue Bonds,
                                VRDN, Series A, 3.60% due 2/15/2026 (a)                                                    12,200
AAA       Aaa        12,500     New York City, New York, IDA, Civic Facility Revenue Bonds (USTA National Tennis Center
                                Project), 6.375% due 11/15/2014 (f)                                                        13,772
A         A           5,265     New York City, New York, IDA, Special Facility Revenue Bonds, RITR, AMT,
                                Series RI-5, 7.895% due 1/01/2024 (h)                                                       5,765
                                New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                                Revenue Bonds:
A-        A2          5,000     RIB, 7.625% due 6/15/2025 (h)                                                               5,506
A-        A2         11,000     RITR, Series 21, 7.22% due 6/15/2029 (h)                                                   11,605
AAA       Aaa         6,000     Refunding, Series A, 5.125% due 6/15/2022 (d)                                               5,864
AAA       Aaa         1,760     Series A, 7% due 6/15/2001 (b)(g)                                                           1,943
AAA       Aaa         1,350     Series A-1994, 7% due 6/15/2015 (b)                                                         1,477
A1+       VMIG1+      1,600     VRDN, Series C, 3.75% due 6/15/2023 (a)(b)                                                  1,600
                                New York State Dormitory Authority Revenue Bonds:
AAA       Aaa        11,165     (City University), Third Generation Reserves, Series 2, 6.875% due 7/01/2004 (c)(g)        12,955
AAA       Aaa         3,000     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2016 (d)               3,271
AAA       Aaa         3,640     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2020 (d)               3,952
AAA       Aaa         6,290     (City University System), Third Resolution, Series 1, 6.30% due 7/01/2024 (d)               7,025
AAA       Aaa         1,375     Consolidated City University System), Second Generation, Series A, 5.75% due
                                7/01/2018 (f)                                                                               1,475
AAA       Aaa         3,700     (Consolidated City University System), Series 1, 5.125% due 7/01/2027 (c)                   3,603
A1+       VMIG1+        100     (Cornell University), VRDN, Series B, 3.60% due 7/01/2025 (a)                                 100
AAA       Aaa        15,500     (Mental Health Services Facilities Improvement), Series B, 5.125% due 8/15/2021 (c)        15,155
AAA       Aaa         6,000     (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (c)                         5,880
AAA       Aaa         1,750     Refunding (Mount Sinai School of Medicine), 6.75% due 7/01/2009 (c)                         1,917
A-        A3         10,000     Refunding (State University Educational Facilities), 5.125% due 5/15/2027                   9,511
AAA       Aaa         4,500     Refunding (State University Educational Facilities), Series A, 5.875% due 5/15/2011 (b)     4,921
A-        A3          2,000     Refunding (State University Educational Facilities), Series B, 7% due 5/15/2016             2,159
AAA       Aaa         1,050     (Saint John's University), 6.875% due 7/01/2011 (d)                                         1,155
AAA       Aaa         2,000     (State University Educational Facilities), Series B, 5.75% due 5/15/2024 (b)                2,048
                                New York State Energy Research and Development Authority, Facilities Revenue Bonds
                                (Consolidated Edison Company Inc.), AMT, Series A:
AAA       Aaa         6,950     6.75% due 1/15/2027 (c)                                                                     7,437
AAA       Aaa         3,785     6.75% due 1/15/2027 (d)                                                                     4,039
AAA       Aaa         3,200     New York State Energy Research and Development Authority, Facilities Revenue Bonds,
                                RITR, Series 19, 8.22% due 8/15/2020 (h)                                                    3,640
                                New York State Energy Research and Development Authority, Gas Facilities Revenue
                                Bonds (Brooklyn Union Gas Company), AMT (c):
AAA       Aaa        12,000     Series A, 6.75% due 2/01/2024                                                              13,113
AAA       Aaa         5,000     Series B, 6.75% due 2/01/2024                                                               5,465
AAA       Aaa         3,600     New York State Energy Research and Development Authority, PCR, Refunding (Rochester
                                Gas and Electric Project), AMT, Series B, 6.50% due 5/15/2032 (c)                           3,890
A-        Aa          5,000     New York State Environmental Facilities Corporation, PCR, RITR, Series RI-1, 7.445% due
                                6/15/2014 (h)                                                                               5,600
AAA       Aaa        11,265     New York State Environmental Facilities Corporation, Special Obligation Revenue
                                Refunding Bonds (Riverbank State Park), 5.125% due 4/01/2022 (d)                           11,011
NR*       VMIG1+     16,200     New York State, HFA, Revenue Bonds (East 84th Street), VRDN, AMT, Series A, 3.65% due
                                11/01/2028 (a)                                                                             16,200
                                New York State Local Government Assistance Corporation:
AAA       Aaa         6,575     RITR, Series 22, 8.02% due 4/01/2024 (d)(h)                                                 7,364
A+        Aaa         1,000     Series A, 6.875% due 4/01/2002 (g)                                                          1,123
A1+       VMIG1+      3,200     VRDN, Series D, 3.65% due 4/01/2025 (a)                                                     3,200
                                New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA       Aaa         2,790     (Health Center Project -- Second Mortgage), Series A, 6.375% due 11/15/2019 (d)             3,052
AAA       Aaa         3,000     (Mental Health), Series E, 6.50% due 8/15/2015 (f)                                          3,326
AAA       Aaa         4,330     (Mental Health), Series F, 6.50% due 8/15/2012 (f)                                          4,751
AAA       Aaa         1,500     (Mental Health Services Facilities), Series A, 6% due 2/15/2025 (c)                         1,577
AAA       Aaa        12,850     (New York Hospital Mortgage), Series A, 6.80% due 8/15/2024 (d)(e)                         14,477
AAA       Aaa        12,250     (New York Hospital Mortgage), Series A, 6.50% due 8/15/2029 (d)(e)                         13,570
AAA       Aaa         5,200     Refunding (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (c)                   5,655
AAA       Aaa         4,515     Refunding (Mental Health Services), Series F, 5.25% due 2/15/2021 (f)                       4,402
AAA       Aaa         1,000     New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 43,
                                6.45% due 10/01/2017 (c)                                                                    1,078
NR*       Aaa         3,000     New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24, 7.47% due
                                10/01/2028 (h)                                                                              3,079
                                New York State Thruway Authority, Highway and Bridge Trust Fund, Series B:
AAA       Aaa         6,760     5% due 4/01/2017 (f)                                                                        6,547
AAA       Aaa        11,000     UT, 6.25% due 4/01/2012 (b)                                                                12,066
                                New York State Urban Development Corporation, Revenue Bonds (Correctional Capital
                                Facilities):
AAA       Aaa         2,295     Refunding, Series A, 5.25% due 1/01/2014 (f)                                                2,335
AAA       Aaa         7,000     Series 6, 5.375% due 1/01/2025 (d)                                                          6,985
AAA       Aaa         1,000     Niagara Falls, New York, Water Treatment Plant, UT, AMT, 7.25% due 11/01/2010 (c)           1,206
                                North Hempstead, New York, GO, UT, Refunding, Series B (b):
AAA       Aaa         1,745     6.40% due 4/01/2013                                                                         2,001
AAA       Aaa           555     6.40% due 4/01/2017                                                                           640
                                Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AAA       Aaa         2,000     71st Series, 6.50% due 1/15/2026 (b)                                                        2,141
AAA       Aaa         3,000     72nd Series, 7.40% due 10/01/2002 (d)(g)                                                    3,445
AA-       A1          8,000     72nd Series, 7.35% due 10/01/2002 (g)                                                       9,151
AAA       Aaa         4,000     Port Authority of New York and New Jersey, RITR, FR3-108th Series, AMT, 7.635% due
                                1/15/2017 (f)(h)                                                                            4,395
A1+       VMIG1+      4,500     Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                                (Versatile Structure Obligation), VRDN, Series 3, 3.65% due 6/01/2020 (a)                   4,500
                                Syracuse, New York, COP (Syracuse Hancock International Airport), AMT (b):
AAA       Aaa         3,650     6.625% due 1/01/2012                                                                        3,944
AAA       Aaa         3,120     6.50% due 1/01/2017                                                                         3,357
A1+       VMIG1+      3,200     Syracuse, New York, IDA, Civic Facility Revenue Bonds (Multi-Modal Syracuse University
                                Project), VRDN, 3.60% due 3/01/2023 (a)                                                     3,200
AAA       Aaa         2,000     Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding
                                Bonds, Series Y, 6.125% due 1/01/2021 (I)                                                   2,247
                                Triborough Bridge and Tunnel Authority, New York, Special Obligation Refunding Bonds:
AAA       Aaa         5,075     6.25% due 1/01/2012 (d)                                                                     5,466
AAA       Aaa         6,975     Series A, 6.625% due 1/01/2017 (c)                                                          7,548
AAA       Aaa         1,000     Series B, 6.875% due 1/01/2015 (b)                                                          1,089
AAA       Aaa         2,000     Series B, 6.875% due 1/01/2015 (c)                                                          2,179
AAA       Aaa         5,150     Series B, 6.875% due 1/01/2015 (d)                                                          5,611
                                                                                                                         --------

Total Investments (Cost -- $445,588) -- 102.0%                                                                            475,055

Liabilities in Excess of Other Assets -- (2.0%)                                                                            (9,303)
                                                                                                                         --------
Net Assets -- 100.0%                                                                                                     $465,752
                                                                                                                         ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b) FGIC Insured.
(c) MBIA Insured.
(d) AMBAC Insured.
(e) FHA Insured.
(f) FSA Insured.
(g) Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(I) CAPMAC Insured.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

Portfolio Abbreviations

To simplify the listings of MuniYield New York Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT  Alternative Minimum Tax (subject to)
COP  Certificates of Participation
GO   General Obligation Bonds
HFA  Housing Finance Agency
IDA  Industrial Development Authority
RIB  Residual Interest Bonds
RITR Residual Interest Trust Receipts
PCR  Pollution Control Revenue Bonds
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:                 Investments, at value (identified cost -- $445,588,291) (Note 1a)                            $475,055,395
                        Cash                                                                                              135,156
                        Interest receivable                                                                             6,448,975
                        Prepaid expenses and other assets                                                                  63,721
                                                                                                                     ------------
                        Total assets                                                                                  481,703,247
                                                                                                                     ------------
Liabilities:            Payables:
                        Securities purchased                                                         $15,038,516
                        Dividends to shareholders (Note 1f)                                              471,354
                        Investment adviser (Note 2)                                                      208,708       15,718,578
                                                                                                    ------------
                        Accrued expenses and other liabilities                                                            232,994
                                                                                                                     ------------
                        Total liabilities                                                                              15,951,572
                                                                                                                     ------------
Net Assets:             Net assets                                                                                   $465,751,675
                                                                                                                     ============
Capital:                Capital Stock (200,000,000 shares authorized) (Note 4):
                        Preferred Stock, par value $.05 per share (5,760 shares of AMPS*
                        issued and outstanding at $25,000 per share liquidation preference)                          $144,000,000
                        Common Stock, par value $.10 per share (21,195,037 shares issued
                        and outstanding)                                                             $2,119,504
                        Paid-in capital in excess of par                                            305,998,600
                        Undistributed investment income -- net                                        1,657,552
                        Accumulated realized capital losses on investments -- net  (Note 5)         (17,491,085)
                        Unrealized appreciation on investments -- net                                29,467,104
                                                                                                   ------------
                        Total -- Equivalent to $15.18 net asset value per share of Common Stock
                        (market price -- $14.25)                                                                      321,751,675
                                                                                                                     ------------
                        Total capital                                                                                $465,751,675
                                                                                                                     ============
                      * Auction Market Preferred Stock.

                        See Notes to Financial Statements.






Statement of Operations

                                                                                                               For the Year Ended
                                                                                                                 October 31, 1997

Investment Income       Interest and amortization of premium and discount earned                                     $23,077,867
(Note 1d):

Expenses:               Investment advisory fees (Note 2)                                            $2,026,005
                        Commission fees (Note 4)                                                        330,189
                        Transfer agent fees                                                              98,313
                        Professional fees                                                                66,111
                        Printing and shareholder reports                                                 46,185
                        Accounting services (Note 2)                                                     33,307
                        Listing fees                                                                     26,740
                        Custodian fees                                                                   23,139
                        Directors' fees and expenses                                                     22,865
                        Pricing fees                                                                     17,058
                        Amortization of organization expenses (Note 1e)                                   4,575
                        Other                                                                            36,913
                                                                                                   ------------
                        Total expenses                                                                                  2,731,400
                                                                                                                     ------------
                        Investment income -- net                                                                       20,346,467
                                                                                                                     ------------
Realized &              Realized gain on investments -- net                                                             5,879,051
Unrealized Gain on      Change in unrealized appreciation on investments -- net                                         9,153,298
Investments -- Net                                                                                                   ------------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations                                          $35,378,816
                                                                                                                     ============

                        See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                     1997            1996

Operations:             Investment income -- net                                                  $20,346,467       $11,589,728
                        Realized gain (loss) on investments -- net                                  5,879,051        (1,623,682)
                        Change in unrealized appreciation on investments -- net                     9,153,298           479,529
                                                                                               --------------    --------------
                        Net increase in net assets resulting from operations                       35,378,816        10,445,575
                                                                                               --------------    --------------
Dividends to            Investment income -- net:
Shareholders            Common Stock                                                              (15,161,332)       (9,071,415)
(Note 1f):              Preferred Stock                                                            (4,351,319)       (2,557,268)
                                                                                               --------------    --------------
                        Net decrease in net assets resulting from dividends to shareholders       (19,512,651)      (11,628,683)
                                                                                               --------------    --------------
Capital Stock           Proceeds from issuance of Common Stock resulting from reorganization      144,780,654                --
Transactions            Offering costs from issuance of Common Stock resulting from
(Notes 1e & 4):         reorganization                                                               (366,791)               --
                        Proceeds from issuance of Preferred Stock resulting from reorganization    74,000,000                --
                                                                                               --------------    --------------
                        Net increase in net assets derived from capital stock transactions        218,413,863                --
                                                                                               --------------    --------------
Net Assets:             Total increase (decrease) in net assets                                   234,280,028        (1,183,108)
                        Beginning of year                                                         231,471,647       232,654,755
                                                                                               --------------    --------------
                        End of year*                                                             $465,751,675      $231,471,647
                                                                                               ==============    ==============

                      * Undistributed investment income -- net                                     $1,657,552          $823,736
                                                                                               ==============    ==============

                        See Notes to Financial Statements.






Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                For the Year Ended October 31,
                                                                          1997        1996         1995         1994        1993
Increase (Decrease) in Net Asset Value:
Per Share          Net asset value, beginning of year                   $14.53      $14.63       $13.13       $15.89      $13.43
Operating                                                            ---------   ---------    ---------    ---------   ---------
Performance:       Investment income -- net                               1.08        1.04         1.07         1.07        1.11
                   Realized and unrealized gain (loss) on
                   investments -- net                                      .66        (.09)        1.50        (2.76)       2.46
                                                                     ---------   ---------    ---------    ---------   ---------
                   Total from investment operations                       1.74         .95         2.57        (1.69)       3.57
                                                                     ---------   ---------    ---------    ---------   ---------
                   Less dividends and distributions to Common
                   Stock shareholders:
                   Investment income -- net                               (.84)       (.82)        (.84)        (.87)       (.91)
                   Realized gain on investments -- net                      --          --           --         (.01)         --
                                                                     ---------   ---------    ---------    ---------   ---------
                   Total dividends and distributions to Common
                   Stock shareholders                                     (.84)       (.82)        (.84)        (.88)       (.91)
                                                                     ---------   ---------    ---------    ---------   ---------
                   Capital charge resulting from issuance of Common
                   Stock                                                  (.02)         --           --           --          --
                                                                     ---------   ---------    ---------    ---------   ---------
                   Effect of Preferred Stock activity:++
                   Dividends and distributions to Preferred
                   Stock shareholders:
                   Investment income -- net                               (.23)       (.23)        (.23)        (.19)       (.20)
                   Realized gain on investments -- net                      --          --           --           --+         --
                                                                     ---------   ---------    ---------    ---------   ---------
                   Total effect of Preferred Stock activity               (.23)       (.23)        (.23)        (.19)       (.20)
                                                                     ---------   ---------    ---------    ---------   ---------
                   Net asset value, end of year                         $15.18      $14.53       $14.63       $13.13      $15.89
                                                                     =========   =========    =========    =========   =========
                   Market price per share, end of year                  $14.25     $13.375       $13.25       $11.00      $15.25
                                                                     =========   =========    =========    =========   =========
Total Investment   Based on market price per share                       13.15%       7.28%       28.61%      (22.96%)     17.90%
Return:*                                                             =========   =========    =========    =========   =========
                   Based on net asset value per share                    10.95%       5.55%       18.96%      (11.75%)     25.77%
                                                                     =========   =========    =========    =========   =========

Ratios to Average  Expenses, net of reimbursement                          .68%        .71%         .74%         .74%        .62%
Net Assets:**                                                        =========   =========    =========    =========   =========
                   Expenses                                                .68%        .71%         .74%         .74%        .70%
                                                                     =========   =========    =========    =========   =========
                   Investment income -- net                               5.04%       5.00%        5.27%        5.09%       5.25%
                                                                     =========   =========    =========    =========   =========

Supplemental       Net assets, net of Preferred Stock, end of year
Data:              (in thousands)                                     $321,752    $161,472     $162,655     $145,977    $176,595
                                                                     =========   =========    =========    =========   =========
                   Preferred Stock outstanding, end of year
                   (in thousands)                                     $144,000     $70,000      $70,000      $70,000     $70,000
                                                                     =========   =========    =========    =========   =========
                   Portfolio turnover                                   121.49%     118.28%      110.76%       36.79%       3.33%
                                                                     =========   =========    =========    =========   =========

Leverage:          Asset coverage per $1,000                            $3,234      $3,307       $3,324       $3,085      $3,523
                                                                     =========   =========    =========    =========   =========

Dividends Per      Series A -- Investment income -- net                   $865        $913         $910         $759        $809
Share On                                                             =========   =========    =========    =========   =========
Preferred Stock    Series B -- Investment income -- net                   $643          --           --           --          --
Outstanding:+++                                                      =========   =========    =========    =========   =========
                   Series C -- Investment income -- net                   $667          --           --           --          --
                                                                     =========   =========    =========    =========   =========

*   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
**  Do not reflect the effect of dividends to Preferred Stock shareholders.
+   Amount is less than $.01 per share.
++  The Fund's Preferred Stock was issued on September 16, 1992 (Series A) and January 27, 1997 (Series B and Series C).
+++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

    See Notes to Financial Statements.




MuniYield New York Insured Fund II, Inc.             October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(bullet) Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and offering costs -- Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the issuance of Common Stock resulting from the reorganization were charged to capital.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $112,952 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities and securities acquired through the reorganization, for the year ended October 31, 1997 were $459,844,226 and $493,985,978, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                 Realized
                                   Gains      Unrealized
                                 (Losses)        Gains

Long-term investments           $6,824,351    $29,467,104
Financial futures contracts       (945,300)            --
                               -----------    -----------
Total                           $5,879,051    $29,467,104
                               -----------    -----------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $29,390,917, of which $29,391,926 related to appreciated securities and $1,009 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $445,664,478.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1997 increased by 10,080,205 pursuant to a plan of reorganization and during the year ended October 31, 1996 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were as follows: Series A, 3.48%; Series B, 3.57%; and Series C, 3.25%.

In addition, AMPS shares increased by 2,960 pursuant to a plan of reorganization. As a result, as of October 31, 1997, there were 5,760 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain brokerdealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $156,861 as commissions.

5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a net capital loss carryforward of approximately $12,333,000, of which $833,000 expires in 2002, $10,359,000 expires in 2003 and $1,141,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Acquisition of MuniYield New York Insured Fund III, Inc. and MuniVest New York Insured Fund, Inc.:
On January 27, 1997, MuniYield New York Insured Fund II, Inc. acquired all of the net assets of MuniYield New York Insured Fund III, Inc. and MuniVest New York Insured, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,688,900 Common Stock shares and 1,000 AMPS shares of MuniYield New York Insured Fund III, Inc., and 7,204,432 Common Stock shares and 1,960 AMPS shares of MuniVest New York Insured Fund, Inc. for 10,080,205 Common Stock shares and 2,960 AMPS shares of MuniYield New York Insured Fund II, Inc. MuniYield New York Insured Fund III, Inc.'s net assets on that date of $77,037,487, including $2,948,846 of unrealized appreciation and $2,421,657 of accumulated net realized capital losses, and MuniVest New York Insured Fund, Inc.'s net assets on that date of $141,743,167, including $5,555,384 of unrealized appreciation and $13,770,042 of accumulated net realized capital losses, were combined with those of MuniYield New York Insured Fund II, Inc. The aggregate net assets of MuniYield New York Insured Fund II, Inc. immediately after the acquisition amounted to $448,419,691.

7. Reorganization Plan:
On November 20, 1997, the shareholders approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of Taurus MuniNew York Holdings, Inc. in exchange for newly issued shares of the Fund. Taurus MuniNew York Holdings, Inc. is a registered, non-diversified, closed-end management investment company. Both entities have a similar investment objective and are managed by FAM.

8. Subsequent Event:
On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071746 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors, MuniYield New York Insured Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield New York Insured Fund II, Inc., including the schedule of investments, as of October 31, 1997, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1996 and financial highlights for each of the four years in the period then ended of MuniYield New York Insured Fund II, Inc., were audited by other auditors whose report dated December 3, 1996, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield New York Insured Fund II, Inc. at October 31, 1997, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

/S/ERNST & YOUNG LLP

Princeton, New Jersey
December 3, 1997


OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYT